EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vivek Y. Ranadivé, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of TIBCO Software Inc. on Form 10-K for the fiscal year ended November 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of TIBCO Software Inc.

By:	/s/ VIVEK Y. RANADIVÉ
Name:	Vivek Y. Ranadivé
Title:	President, Chief Executive Officer and Chairman of the Board of Directors
Date:	February 5, 2003